                                                        EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 18, 1997, included in Memry Corporation's Form 10-KSB, as amended, for the year ended June 30, 1997, and to all references to our Firm included in this Registration Statement.

                                                /s/ McGLADREY & PULLEN, LLP

New Haven, Connecticut
November 7, 1997